Exhibit 99.2

Disc Medicine | ODD Social Media

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Tuesday, Dec 27 at 8 am ET

The U.S. FDA recently granted orphan drug designation to bitopertin for the treatment of erythropoietic protoporphyria (#EPP) - read more: [link to press release]

Bitopertin is an experimental agent and is not approved for use as a therapy in any jurisdiction worldwide.

The U.S. FDA recently granted orphan drug designation to bitopertin for the treatment of erythropoietic protoporphyria (#EPP) - read more: [link to press release]

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